Exhibit 10.2

AMENDMENT NO. 1

TO AGREEMENT OF MERGER

THIS AMENDMENT NO. 1 TO AGREEMENT OF MERGER (this “Amendment”) is made as of January 14, 2020, by and among Red Cat Holdings, Inc. f/k/a TimefireVR, Inc., a Nevada corporation (the “Purchaser”), Rotor Riot Acquisition Corp., an Ohio corporation and wholly owned subsidiary of the Purchaser (“Sub”), Rotor Riot, LLC, an Ohio limited liability company (“Company”), and the selling holder signatories hereto (the “Selling Holders”). Each of the Purchaser, the Sub, the Company and the Selling Holders are referred to herein as a “Party” and collectively as the “Parties”.

W I T N E S S E T H

WHEREAS, the Parties entered into an Agreement of Merger, dated December 31, 2019 (the “Agreement”), pursuant to which the Sub will merge with and into the Company (the Merger”), with the Company continuing as the surviving entity and a wholly-owned subsidiary of the Purchaser; and

WHEREAS, the Closing of the Merger has not yet occurred; and

WHEREAS, the Parties wish to amend the Agreement on the terms set forth herein.

NOW, THEREFORE, in consideration of the mutual promises herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree to amend the Agreement as follows:

1. Definitions; References; Continuation of Agreement. Unless otherwise specified herein, each term used herein that is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to “hereof,” “hereto,” “hereunder,” “herein” and “hereby” and each other similar reference, and each reference to “this Agreement” and each other similar reference, contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby. Except as amended hereby, all terms and provisions of the Agreement shall continue unmodified and remain in full force and effect.

2. Amendment. The Parties hereby agree that Section 2.14 of the Agreement shall be deleted and replaced in its entirety by the following:

“Section 2.14 Termination for Failure to Close. This Agreement shall automatically terminate if the Closing shall not have occurred prior to 11:59 p.m. Eastern time on January 17, 2020, as such date may be extended by mutual consent of the Parties. In the event of termination of this Agreement pursuant to this Section 2.14, this Agreement shall forthwith become void and there shall be no liability on the part of any Party; provided, however, that Section 8.7 shall survive such termination”

3. Miscellaneous.

4.1 Except as specifically amended or modified as set forth herein, all other terms of the Agreement are ratified and confirmed and remain in full force and effect, to the extent they are in full force and effect as of the date of this Amendment.

4.2 This Amendment may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

4.3 This Agreement shall be construed, interpreted and the rights of the Parties determined in accordance with the laws of the State of Ohio (without reference to any choice of law rules that would require the application of the laws of any other jurisdiction).

(Signature page to follow)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on the date first above written.

PURCHASER:

RED CAT HOLDINGS, INC.

By: /s/ Jeffrey Thompson

Name: Jeffrey Thompson

Title: President and CEO

SUB:

ROTOR RIOT ACQUISITION CORP.

By: /s/ Jeffrey Thompson

Name: Jeffrey Thompson

Title: President

SELLING HOLDERS:

BRAINS RIDING IN TANKS, LLC

By: /s/ Chad Kapper

Name: Chad Kapper

Title: CEO

Address:

E-Mail:

/s/ Tyler Brennan

Tyler Brennan

Address:

E-Mail:

/s/ Andrew Camden

Andrew Camden

Address:

E-Mail:

COMPANY:

ROTOR RIOT, LLC

By: /s/ Chad Kapper

Name: Chad Kapper

Title: CEO